UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 21, 2003

Southwall Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation or organization)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (650) 962-9111

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release, dated October 21, 2003, issued by Southwall Technologies Inc.

Item 12.	Regulation FD Disclosure.

On October 21, 2003, Southwall Technologies Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 28, 2003.  A copy of such press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: October 21, 2003	By:	/s/ Thomas G. Hood
Thomas G. Hood
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 21, 2003, issued by Southwall Technologies Inc.